SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 10, 2004

PROSOFTTRAINING

(Exact name of registrant as specified in its charter)

Nevada	000-21535	87-0448639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 N. 44th Street, Suite 600, Phoenix, AZ 85008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(602) 794-4199

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	EXHIBITS

99.1	ProsoftTraining press release dated March 10, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2004, ProsoftTraining announced its financial results for its second quarter ended January 31, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOFTTRAINING
(Registrant)

Date: March 11, 2004	By:	/s/ William J. Weronick
	Name:	William J. Weronick
	Title:	Vice President Finance